SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 13, 2002

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

0-27610

11-2882328

(State or other jurisdiction

(Commission File No.)

(IRS Employer

of incorporation)

Identification Number)

7840 Montgomery Road, Cincinnati, Ohio  45236

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

LCA-Vision Inc. issued a press release announcing that the conference call previously scheduled for Friday, February 15, 2002, announcing its fourth quarter and year-end 2001 results has been postponed due to unanticipated delays in the completion of year-end audit work.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

99.1  Press Release dated February 13, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-Vision Inc.

Date:  February 14, 2002

By:  /s/Alan H. Buckey

Alan H. Buckey

Executive Vice President,

Chief Financial Officer and

Treasurer

Exhibit 99.1

Company Contacts:

Investor Relations Contacts:

LCA-Vision, Inc.

Lippert/Heilshorn & Associates, Inc.

Stephen N. Joffe, Chairman and CEO

Bruce Voss (bvoss@lhai.com)

Alan H. Buckey, CFO

(310) 691-7100

(513) 792-9292

Kim Sutton Golodetz(kgolodetz@lhai.com)

www.lasikplus.com

(212) 838-3777

www.lhai.com

FOR IMMEDIATE RELEASE

LCA VISION POSTPONES CONFERENCE CALL DUE TO TRANSITION IN AUDITORS

CINCINNATI (February 13, 2002) – LCA-Vision Inc. (NASDAQ NM: LCAV), a leading provider of value-priced laser vision correction services across the U.S., today announced that the conference call previously scheduled for Friday, February 15, 2002, announcing its fourth quarter and year-end 2001 results has been postponed due to unanticipated delays in the completion of year-end audit work. The delays are related to the transition to a new audit firm as disclosed by the Company in 2001. The date and time for the rescheduled conference call are expected to be announced sometime next week.

This news release contains forward-looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition, pricing, procedure demand, marketplace acceptance, patient outcomes, different healing results, unforeseen fluctuations in operating results, general economic conditions, and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission.

#  #  #